UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to ss.240.14a-12

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:


[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed:

April 19, 2004


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Abigail Adams National Bancorp, Inc. (the "Company"). The Annual Meeting will be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036 at 3:00 p.m., (local time) on May 18, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.

The Annual Meeting is being held so that stockholders will be given an opportunity to elect the Board of Directors of the Company and to ratify the Board's selection of McGladrey & Pullen, LLP as the Company's auditors for the year ending December 31, 2004.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of McGladrey & Pullen, LLP as the Company's auditors for the year ending December 31, 2004.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,



/s/ Jeanne D. Hubbard
---------------------
Jeanne D. Hubbard
Chairwoman of the Board,
President and Chief Executive Officer

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                    1130 Connecticut Avenue, N.W., Suite 200
                             Washington, D.C. 20036
                                 (202) 772-3600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On May 18, 2004

     Notice is hereby given that the Annual Meeting of Abigail Adams National Bancorp, Inc. (the "Company") will be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. on May 18, 2004 at 3:00 p.m., local time.


     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of Directors to the Board of Directors of the Company;

     2. The ratification of McGladrey & Pullen, LLP as auditors for the year ending December 31, 2004; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 2, 2004 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's main office, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036, for the 10 days immediately prior to the Annual Meeting. It also will be available for inspection at the meeting itself.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors


                                             /s/ Lorel D. Scott
                                             -----------------------
                                                 Lorel D. Scott
                                                 Secretary

Washington, D.C.
April 19, 2004



--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       of
                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                    1130 Connecticut Avenue, N. W., Suite 200
                             Washington, D.C. 20036
                                 (202) 772-3600

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 18, 2004
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Abigail Adams National Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. on May 18, 2004 at 3:00 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 19, 2004.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, by delivering a later-dated proxy, or by voting in person at the Meeting. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), as of the close of business on April 2, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 3,014,343 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Broker non-votes or proxies marked "abstain" will be counted for purposes of determining that a quorum is present. In the event there are nor sufficient votes for a quorum, or to approve or ratify any matter being presented at the Meeting, the meeting may be adjourned to permit the further solicitation of proxies.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by named directors and executive officers individually, by executive officers and directors as a group, and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on the Record Date. The business address of each director is 1130 Connecticut Avenue, N.W., Suite 200, Washington, DC 20036.


                                      Number of Shares          Percent of All
 Name of                              Of Common Stock            Common Stock
Beneficial Owner                      Beneficially Owned         Outstanding

     Shirley A. Reynolds                   542,256(1)(2)                17.9%
     333 West 11th Avenue
     Huntington, WV 25701

     Deborah P. Wright                      72,500(1)(3)                 2.4%
     P.O. Box 716
     Ashland, KY 41105

     Thomas W. Wright                        7,875(1)(3)                 *
     P.O. Box 716
     Ashland, KY  41105

     Kathleen Walsh Carr                    12,528                       *

     A. George Cook                          3,688 (8)                   *

     Jeanne D. Hubbard                      17,055(1)(5)(6)(7)           *

     Marshall T. Reynolds                  338,318(1)(2)                11.2%

     Karen E. Troutman                       3,025(7)                    *

     Patricia G. Shannon                     1,138 (8)                   *

     Robert L. Shell, Jr.                  134,020(1)                  4.4%

     Marianne Steiner                        1,720 (8)                   *

     Douglas V. Reynolds                    51,562                       *

     Joseph L. Williams                        609                       *

     Bonita A. Wilson                           --                      --

     All directors and executive officers
     as a group (13) persons               850,288                    28.1%
----------------------
*    Less than 1%
(1) Based upon Amendment No. 4 to Schedule 13D dated March 11, 1998, filed on behalf of Marshall T. Reynolds, Shirley A. Reynolds, Robert L. Shell, Jr., Robert H. Breymer, Thomas W. Wright, Deborah P. Wright and Jeanne D. Hubbard.
(2) Marshall T. Reynolds and Shirley A. Reynolds share voting and dispositive power with respect to 336,006 shares owned jointly.
(3) Thomas W. Wright and Deborah P. Wright share voting and dispositive power with respect to 7,875 shares owned jointly.
(4) Robert L. Shell, Jr. shares voting and dispositive power with respect to 38,020 shares owned jointly with his wife.
(5) Reflects options to purchase 397 shares of common stock granted to Ms. Hubbard under the Directors Stock Option Plan.
(6) Reflects options to purchase 1,361 shares of common stock granted to Ms. Hubbard under the 1996 Directors Stock Option Plan.
(7) Reflects vested options to purchase4,813 shares of common stock granted to Ms. Hubbard, and 2,750 granted to Ms. Troutman, under the 2000 Stock Option Plan.
(8) Reflects vested options to purchase 688 shares of common stock granted to Directors under the 2000 Stock Option Plan.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

     As to the ratification of auditors, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of auditors must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

     Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of ten members. The Company's bylaws provide that all Directors are elected annually.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.



                Name                          Age                    Positions Held                Since
     --------------------------         -------------         --------------------------        -----------

                                    NOMINEES

     Kathleen Walsh Carr                      57          President & Chief Executive Officer      1998
                                                                The Adams National Bank
     A. George Cook                           70                       Director                    1998
     Jeanne D. Hubbard                        55                 Chairwoman, President             1995
                                                               & Chief Executive Officer
                                                                Abigail Adams National Bancorp, Inc.
     Marshall T. Reynolds                     67                       Director                    1995
     Patricia G. Shannon                      61                       Director                    1998
     Robert L. Shell, Jr.                     60                       Director                    1995
     Marianne Steiner                         49                       Director                    1998
     Joseph L. Williams                       59                       Director                    1998
     Bonita A. Wilson                         63                       Director                    1998
     Douglas V. Reynolds                      28                       Director                    2002

     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated. With the exception of Ms. Hubbard, Ms. Carr, Marshall T. Reynolds and Douglas V. Reynolds the board of directors has determined that each of the Company's directors qualifies as an independent director under the listing requirements for Nasdaq listed companies.

     Kathleen Walsh Carr has been the President, Chief Executive Officer and Director of The Adams National Bank and Director of the Company since 1998. Previously she served as Senior Vice President and Chief Lending Officer of the Bank from 1997. Ms. Carr has over 30 years of commercial banking experience with most of her professional career spent in the areas of commercial lending. Prior to joining The Adams National Bank in 1997, Ms. Carr was Senior Vice President of NationsBank (now Bank of America). Ms. Carr is a Member of the Board of Directors of Royco, Inc., the Chevy Chase Land Company, The Greater Washington Board of Trade and Chairman of the Board of the Neighborhood Economic Development Corporation. She is also a member of the Board of Washington Trustees of the Federal City Council, the Financial Committee of the Episcopal Diocese of Washington, D.C., and the Advisory Board of So Others Might Eat, Inc.

     A. George Cook is the Principal of George Cook & Co., Senior Fellow of the School of Public Policy at George Mason University, and Chairman Emeritus and retired Chief Executive Officer of Colonial Parking, Inc. Mr. Cook is a member and former Chair of the National Policy Council of the Urban Land Institute, Director and past Executive Committee member of the Greater Washington Research Council and member and past Chairman of the Board of the National Parking Association. He is a past Board Member of the Girl Scouts of the USA, former member of the City Council of the City of Alexandria and a former Chairman of the Commission of Local Government for the Commonwealth of Virginia, former member of the Board of Visitors of George Mason University and a former Vice Chairman of the Virginia State Electoral Board.

     Jeanne Delaney Hubbard has been a Director of the Company and the Bank since 1995, Chairwoman, President and Chief Executive Officer of the Company since 1998 and Chairwoman of the Bank since 1998. Ms. Hubbard is the Director of Risk Management for Premier Financial Bancorp, Inc., Georgetown, Kentucky. She is a Director of Summit State Bank, Ronhert Park, California and First Sentry Bank, Huntington, West Virginia. She has held executive officer positions at First Sentry Bank, First Guaranty Bank, Hammond, Louisiana and First Bank of Ceredo, West Virginia. She is a graduate of Purdue University and holds a Masters Degree from Marshall University.

     Marshall T. Reynolds is the Chairman of the Board, President and Chief Executive Officer of Champion Industries, Inc., a holding company for commercial printing and office products companies, a position he has held since 1992. Mr. Reynolds became Chairman of the Board of Premier Financial Bancorp in Huntington, West Virginia in 1996. In addition, Mr. Reynolds is Chairman of the Board of First Guaranty Bank in Hammond, Louisiana, and Portec Rail Products, Inc. in Pittsburgh, Pennsylvania and a director of Summit State Bank. From 1964 to 1993, Mr. Reynolds was President and Manager of The Harrah and Reynolds Corporation (predecessor to Champion Industries, Inc.). From 1983 to 1993, he was Chairman of the Board of Banc One, West Virginia Corporation (formerly Key Centurion Bancshares, Inc.). Mr. Reynolds has served as Chairman of The United Way of the River Cities, Inc. and Boys and Girls Club of Huntington. Mr. Reynolds is the father of Director Douglas V. Reynolds.

     Patricia G. Shannon is the President and Chief Executive Officer of the Boys and Girls Clubs of Greater Washington. Previously, Ms. Shannon was with NationsBank (now Bank of America) for fourteen years, where she most recently served in the capacity of Senior Vice President. She has also served as Director of Field Services for the United Planning Organization. Ms. Shannon has served on the boards of the D.C. Chamber of Commerce, the Greater Washington Urban League, the Howard University Hospital, the Girl Scouts of the National Capital, and the Rotary Club of Washington, D.C. Ms. Shannon is a graduate of Howard University and holds a Masters of Business and Public Administration from Southeastern University.

     Robert L. Shell, Jr. is the Chairman and Chief Executive Officer of Guyan International, a privately held holding company for manufacturing and service companies. Mr. Shell is a Director of First Guaranty Bank, Hammond, Louisiana, First State Financial Corporation, Inc., First Sentry Bank, Huntington, West Virginia and Portec Rail Products, Inc., Pittsburgh, Pennsylvania. Mr. Shell is a Board Member of the Huntington Boys and Girls Club, and the governing Board of Marshall University, since 2002. He previously served on the Boards of the Cabell Huntington Hospital Foundation and the West Virginia Foundation for Independent Colleges and as the Chairman of the Marshall Artists Series of Marshall University.

     Marianne Steiner is the Principal of Larkspur Marketing, which she founded in 1991 after serving MCI Communications Corporation as Director of Marketing. Ms. Steiner holds a joint M.E. and M.S. degree from the Harvard Business School and Graduate School of Arts and Sciences in Information Sciences and Applied Mathematics, and a Bachelor of Science degree in Computer Science from the University of Miami. Ms. Steiner serves as a Trustee and Member of the Governing Board of Beauvoir School.

     Joseph L. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia. Mr. Williams is a Director of Unlimited Future, Inc. (a small business incubator), and the West Virginia Capital Corporation. Mr. Williams is a former Member of the National Advisory Council of the United States Small Business Administration and West Virginia's Workforce Investment Council. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia. Mr. Williams is a graduate of Marshall University with a degree in finance and a member of its College of Business Advisory Board and its Institutional Board of Governors.

     Bonita A. Wilson owned and operated her own retail business and is a consultant to other businesses. Ms. Wilson was a Retail Management Executive for over 25 years with Garfinckels, Bloomingdales and the Hecht Company. Ms. Wilson has served as a Director of Dart Group Corporation, Trak Auto Corporation, Shoppers Food Warehouse Corp. and Crown Books Corporation from 1991 through 1997. Ms. Wilson attended the State University of New York at New Paltz. Ms. Wilson also served on the Advisory Board of Wedgewood Capital Management.

     Douglas V. Reynolds is an attorney for Reynolds & Brown, PLLC. Mr. Reynolds is the President of the Transylvania Corporation and is Chairman of C. J. Hughes Construction Company, and a director of The Harrah and Reynolds Corporation, and Portec Rail Products, Inc. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University. Mr. Reynolds is the son of Director Marshall T. Reynolds.

     Karen E. Troutman age 57 has been Senior Vice President and Chief Financial Officer of the Company and the Bank since 1998. Mrs. Troutman has over 30 years of experience in the financial services industry in the areas of financial management and accounting. Mrs. Troutman's prior work experience included over twenty years at Household International in the capacity of Division Controller for Household Bank and at the corporate headquarters in the Treasury Department serving in various management positions. Mrs. Troutman holds a Masters Degree from The Johns Hopkins University. Mrs. Troutman owns 275 shares of common stock.

Ownership Reports by Officers and Directors

     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. All of the Company's officers and directors filed these reports on a timely basis.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2003, the Board of Directors of the Company held four regular meetings and 11 bank meetings. During the year ended December 31, 2003, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served. Beginning in 2004, pursuant to Nasdaq rules, the independent members of the Board of Directors will meet in "executive session" without the presence of management. The Board expects that these meetings will occur bi-annually in conjunction with regularly scheduled meetings of the full Board of Directors. During 2003, each director of the Company received $250 for each meeting of the Board of Directors, $200 for each Executive Committee meeting and $100 for all other committee meetings attended by such director.

The Nominating Committee

     The Nominating Committee of the Company and the Bank consists of directors Williams, Shell and Cook. Each member of the Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at www.adamsbank.com. The Committee did not meet during the year ended December 31, 2003.

     The functions of the Nominating Committee include the following:

     o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

     o to review and monitor compliance with the requirements for board independence; and

     o to review the committee structure and make recommendations to the Board regarding committee membership.

     The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

     o has personal and professional ethics and integrity and whose values are compatible with the Company's;

     o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

     o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

     o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

     o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

     o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.


     The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Shareholders

     The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary, at 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

     o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

     o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

     o    a statement of the candidate's business and educational experience;

     o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

     o a statement detailing any relationship between the candidate and the Company;

     o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

     o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

     o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Other Matters and Advance Notice Procedures."

Stockholder Communications with the Board

     A stockholder of the Company who wants to communicate with the Board of Directors or with any individual Director can write to the Corporate Secretary of the Company, at 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

     o forward the communication to the Director or Directors to whom it is addressed;

     o attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

     o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     At  each  Board  meeting,   management  shall  present  a  summary  of  all
communications received since the last meeting that were not forwarded and makes those communications available to the Directors.

Code of Ethics

     The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.adamsbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website.

The Audit Committee

     The Audit Committee of the Company consists of directors Shannon, Williams, and D. Reynolds. Each member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. Each of the members of the Audit Committee is financially literate in that they all have an understanding of financial statements. The Board of Directors has determined that it does not have a member that qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the SEC, but is actively seeking a qualifying candidate.

     The Committee reviews the contents of and conclusions in audit reports prepared by the internal auditor and the Company's independent auditors, reviews and approves the annual engagement of the Company's independent auditors, the Company's audit policy, the internal audit function and the plan of audit coverage, and reviews with management and the Company's independent auditor, the Company's financial statements and internal controls. The Audit Committee of the Company met six times during the year ended December 31, 2003. The Company's Board of Directors has adopted a written charter for the Audit Committee of the Company, the current version of which is appended to this proxy statement as Exhibit A. The charter also is available at the Company's website at www.adamsbank.com.

Audit Committee Report

     In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement:

     As part of its ongoing activities, the Audit Committee has:

     o reviewed and discussed with management and the independent auditors the Company's audited consolidated financial statements for the year ended December 31, 2003;

     o discussed with the independent auditors of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     o received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. In addition, the Audit Committee approved the retention of McGladrey & Pullen, LLP the Company's independent auditors for the year ending December 31, 2004, subject to the ratification of this appointment by the stockholders.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the Audit Committee:

                Directors Shannon, Williams and Douglas Reynolds
                                       8

Personnel Committee Interlocks and Insider Participations

     The Personnel Committee reviews the performance of officers and employees and determines the compensation programs of these individuals. Directors Marshall Reynolds, Shell and Williams comprise the Personnel Committee, Mr. Shell and Mr. Williams are independent and none of whom has ever been an officer or employee of the Company or any of its subsidiaries. The Personnel Committee met one time during 2003 to determine compensation.

Report of the Board of Directors on Executive Compensation

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Personnel Committee has prepared the following report for inclusion in this proxy statement. The discussion below relates to the Company's Board actions during 2003.

     The Personnel Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. In determining whether the base salary of the Chief Executive Officer and other executive officers should be increased, the Personnel Committee takes into account individual performance, performance of the Company, the size of the
Company  and  the  complexity  of  its  operations,  and  information  regarding compensation paid to executives performing similar duties for financial institutions in the Bank's market area.

     While the Personnel Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers; and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, capital position and asset quality, and return on tangible equity as factors in setting the compensation of the Chief Executive Officer and other executive officers. Other non-quantitative factors considered by the Personnel Committee in 2003 included general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Personnel Committee considered the standing of the Company with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Personnel Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Personnel Committee approved an increase in the base salary of the Chief Executive Officer and other executive officers. Accordingly, the Personnel Committee approved salary increases totaling $15,000 for the Company's and Bank's three executive officers, bringing total base compensation for the group to $372,500 from $357,500 in 2003.

            This report has been provided by the Personnel Committee:

    Directors Marshall Reynolds, Robert L. Shell, Jr. and Joseph L. Williams.

Evaluation of disclosure controls and procedures

     The Company has adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the fiscal year (the "Evaluation Date"). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Performance Graph

     Set forth hereunder is a performance graph comparing (a) the total return on the common stock of the Company for the period beginning on January 1, 1999, through December 31, 2003, (b) the cumulative total return on stocks included in the Nasdaq Total U. S. Index over such period, and (c) the cumulative total return on stocks included in the Nasdaq Bank Index over such period. The cumulative total return on the Company's common stock was computed assuming the reinvestment of cash dividends.

     Assuming an initial investment in the common stock of Abigail Adams National Bancorp, Inc. of $100.00 on December 31, 1998 with dividends reinvested, the cumulative total value of the investment on December 31, 2003 would be $227.00. There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.


                      Abigail Adams National Bancorp, Inc.

                                [OBJECT OMITTED]


                                                              Period Ending
                                             ----------------------------------------------------------------
Index                                        12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
-------------------------------------------------------------------------------------------------------------
Abigail Adams National Bancorp, Inc.           100.00      75.89      64.80     138.22     173.83     227.01
NASDAQ - Total US                              100.00     185.95     113.19      89.65      61.67      92.90
SNL NASDAQ Bank Index                          100.00      96.08     110.92     120.73     124.18     160.28

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The following table sets forth for the years ended December 31, 2003, 2002 and 2001 certain information as to the total remuneration paid by the Company to the Company's Chief Executive Officer, the Bank's Chief Executive Officer, and all other officers of the Company who received cash compensation exceeding $100,000 in 2003. Other than Ms. Carr and Mrs. Troutman, no person made in excess of $100,000 during the year ended December 31, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                      Long Term
                                                                                    Compensation
                                                       Annual Compensation             Awards
                                    --------------------------------------------     Securities
                                                                                     Underlying       All Other
                                     Year           Salary          Bonus/Other      Options(#)      Compensation
                                    ------------------------------------------------------------------------------
Jeanne D. Hubbard                    2003           $ 55,833         $ 10,000                          $     --
Chairwoman of the Board,
President and Chief Executive
Officer of the Company
                                     2002           $ 49,792         $ 10,000                          $     --
                                                                                    --
                                     2001           $ 44,167         $ 10,000                          $     --
                                                                                    --


Kathleen W. Carr                     2003           $188,333         $ 25,000                          $     --
President and Chief Executive
Officer of the Bank
                                     2002           $182,292         $ 25,000                          $     --
                                                                                    --
                                     2001           $176,667         $ 25,000                          $     --
                                                                                    --

Karen E. Troutman                    2003           $123,333         $ 20,000                          $     --
Senior Vice President and
Chief Financial Officer of the
Company and the Bank
                                     2002           $117,292         $ 20,000                          $     --
                                                                                    --
                                     2001           $111,667         $ 15,000                          $     --
                                                                                    --

Benefit Plans

2000 Stock Option Plan  [Description of Plan to come]

     No options were granted under the 2000 Stock Option Plan to the Named Executive Officer during 2003.

     The Company sponsors a Nonqualified Stock Option Plan, originally adopted in 1987, and amended in 1989, pursuant to which non-statutory stock options for up to 154,688 shares, as adjusted, of the Company's common stock can be awarded to officers of the Company. Since its inception in 1987, no awards have been made under the Nonqualified Stock Option Plan.

     The following table sets forth certain information regarding individual exercises of stock options during 2003 by each of the named executives under the 2000 Stock Option Plan. There were no options granted to the named executive officers during 2003.


====================================================================================================================

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
====================================================================================================================
                                                                                              Value of Unexercised
                                                                   Number of Securities               In-
         Name            Shares Acquired                          Underlying Unexercised      The-Money Options at
                          Upon Exercise    Value Realized(1)         Options at Fiscal         Fiscal Year-End(2)
                               (#)                ($)                  Year-End (#)                   ($)
-------------------------------------------------------------------------------------------------------------------
                                                                       Exercisable/               Exercisable/
                                                                       Unexercisable             Unexercisable
--------------------------------------------------------------------------------------------------------------------

   Jeanne D. Hubbard          --                  --                      6,571/--                 $88,619/--
--------------------------------------------------------------------------------------------------------------------

   Kathleen W. Carr           6,532             $60,067                      --/--                       --/--
--------------------------------------------------------------------------------------------------------------------
   Karen E. Troutman            --                  --                    2,750/--                 $36,548/--
====================================================================================================================


(Footnotes on next page)

(1) Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the shares of Common Stock received upon exercise computed using the price of the Common Stock as quoted on the Nasdaq National Market at the time of the exercise.
(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2003, at which date the closing price of the Common Stock as quoted on the Nasdaq SmallCap Market was $19.02.

     Set forth below is certain information as of December 31, 2003 regarding equity compensation to directors and executive officers of the Company separated into two categories: those compensation plans approved by stockholders and those plans not approved by stockholders.


====================================================================================================================
               Plan                 Number of securities to be     Weighted average        Number of securities
                                      issued upon exercise of
                                      outstanding options and                            remaining available for
                                              rights                exercise price         issuance under plan
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved             1,758                    $4.93                    154,688
by stockholders.................
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by stockholders........              15,813                    $5.73                      --
--------------------------------------------------------------------------------------------------------------------
      Total.....................              17,571                    $5.65                    154,688
====================================================================================================================


--------------------------------------------------------------------------------
                    TRANSACTIONS WITH CERTAIN RELATED PERSONS
--------------------------------------------------------------------------------

     The Bank intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction. During the year ended December 31, 2003, the Bank had no loans outstanding to directors or executive officers which were made on preferential terms.

     Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Bank's directors and officers are made in conformity with Federal Reserve Act regulations.

--------------------------------------------------------------------------------
              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Audit Committee has approved the engagement of McGladrey & Pullen, LLP to be the Company's auditors for the 2004 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the Company's fiscal year ending December 31, 2004. A representative of McGladrey & Pullen, LLP is expected to attend the Meeting, and will have an opportunity to make a statement and answer questions.

     Audit Fees. During the past two years the aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP (the "Independent Auditor") for the audit of the Company's annual financial statements and for the review of the Company's quarterly reports were $65,000 for 2003 and $66,235 for 2002.

     Tax Fees. During the past two fiscal years the aggregate fees billed for professional services by the Independent Auditor for tax services were $4,500 for 2003 and $3,500 for 2002.
                                       12

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For the year ended December 31, 2003, 100% of "Audit Fees" were approved under the pre-approval policy. All other services were approved by the Audit Committee prior to engagement.

     In order to ratify the selection of McGladrey & Pullen, LLP as the auditors for the 2004 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of McGladrey & Pullen, LLP as auditors for the 2003 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, Abigail Adams National Bancorp, Inc., 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036, no later than December 18, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Bylaws of the Company do not contain an advance notice provision for certain business to be brought before an annual meeting. The Board of Directors has determined that in order for a stockholder to properly bring business before the Annual Meeting, or to propose a nominee to the Board, a stockholder must provide written notice to the Secretary of the Company no later than 45 days before the mailing of the Proxy Statement, or by March 4, 2005. The notice must include the stockholder's name, address and number of shares owned. The notice must also describe the proposal, the reasons for bringing the proposal and any material interest of the stockholder in the proposal. In the case of nominations to the Board, certain information regarding the nominee must be provided. Assuming that the next annual meeting of stockholders is held on May 17, 2005 and the Proxy Statement is mailed on April 18, 2005, advance notice of business to be brought, or nominations must be brought no later than March 4, 2005.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Abigail Adams National Bancorp, Inc., 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036.

                                         BY ORDER OF THE BOARD OF DIRECTORS




                                         Secretary

                                                                      EXHIBIT A


                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                                  AUDIT CHARTER

Organization

     The Audit Committee is a committee of the Board of Directors. The Audit Committee members shall meet the requirements of the Securities and Exchange Commission ("SEC") and Nasdaq's independent director and audit committee listing standards. The Audit Committee shall be comprised of three or more directors as determined by the Board, the majority of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Members of the Audit Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company or its subsidiary. All Audit Committee members shall be financially literate, and at least one member shall be an "audit committee financial expert" as defined by the Securities and Exchange Commission regulations.

Meetings and Attendance

     The Committee shall meet at a minimum of four times per year or more frequently as circumstances dictate. At least a majority of the members of the Audit Committee are to be present at all meetings. If an Audit Committee Chair is not designated or present at a meeting, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee is to meet privately in executive session. The Committee may ask members of management, the independent auditors, or the internal auditors to attend the meetings and provide pertinent information as necessary.

Statement of Policy

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibilities. The Committee will be responsible for monitoring the integrity of the Company's financial information provided to shareholders and others, the systems of key internal controls which management and the Board of Directors have established, and the audit process. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors, and the management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside counsel or other experts for this purpose.

Responsibilities and Duties

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to plan or conduct audits or determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principals. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or internal auditors, or to assure compliance with laws and regulations.

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out its responsibilities, the Audit Committee will:

     o Review and reassess the adequacy of this Charter at least annually. The Committee shall submit the Charter to the Board of Directors for its approval and will have the document disclosed in accordance with SEC regulations.

     o In consultation with management, the independent auditors, and the internal auditors, the Committee will consider the integrity of the Company's financial reporting processes and controls. The Committee will discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposure. In addition, it will review significant findings prepared by the independent auditors and the internal auditors together with management's responses.

     o Annually prepare a report to the shareholders, as required by the Securities and Exchange Commission. The report shall be included in the Company's annual proxy statement.

     o Advise the board with respect to the Company's policies and procedures regarding compliance with the Company's Code of Conduct and report any violations to the Code to the Board.

Independent Auditors

     o The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee will review the independence and performance of the independent auditors and annually be responsible for the appointment of the independent auditors or approve any discharge, when circumstances warrant.

     o Review and approve the independent audit engagement letter and audit engagement fees. Pre-approve all audit and non-audit services provided by the independent auditors. It shall not engage the independent auditors to perform specific non-audit services proscribed by law and regulation.

     o On at least an annual basis, the Committee will review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     o Review the independent auditor's audit plan, the audit scope, staffing, reliance upon management, reliance upon the internal audit, and the general audit approach to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

     o The Committee shall review with management and the independent auditors in accordance with the Statements on Auditing Standards ("SAS") No. 71, the financial statements and footnotes to be included in the Company's Annual Report and review the reports to the SEC prior to filing, i.e. the annual Form 10-K and the quarterly Form 10-Q. The Committee will discuss with the independent auditors certain matters required to be disclosed by SAS No. 61, relating to the conduct of the audit. The Chair of the Audit Committee may represent the entire Committee for the purpose of the review of SAS No. 61.

     o Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the company's response to that letter. Such a review should include:

                  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                  Any changes required in the planned scope of the audit.

o Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995, regarding required disclosures of corporate fraud to management, the Audit Committee and the Board of Directors, has not been implicated.

Internal Audits

     o The internal auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee will review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the internal auditors or approve any discharge of internal auditors when circumstances warrant.

     o Review and approve the internal audit engagement letter and audit engagement fees.

     o Review the proposed audit scope prior to the start of the internal audit, including the extent to which the planned audit scope relates to identifying weaknesses in internal controls and review of the Information Technology procedures and controls

     o Evaluate the compliance with board established lending policies and underwriting standards for loans by review of an internal audit report generated at least annually, which reviews a sample of loans originated or purchased during a period, related party loans, and loans in excess of a certain dollar amount determined by the Audit Committee.

     o Discuss with the internal auditors the effectiveness of the system for monitoring compliance with laws and regulations.

     o Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

Corporate Compliance

     o On an annual basis, review the Safety and Soundness and Compliance examination reports issued by Office of the Comptroller of Currency. Review the "Matters Requiring Board Attention" contained within the reports, and discuss the examination results with management.

     o    On at least an annual basis,  review with the Company's  counsel,  any
          legal   matters   that  could  have  a   significant   impact  on  the
          organization's financial statements.

     o Review all reports concerning any significant fraud or regulatory noncompliance that occurred at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

Other Audit Committee Responsibilities

     o Perform such other functions as assigned by law, the Company's charter or by-laws, or the Board of Directors.

     o Develop an annual plan responsive to the "responsibilities and duties" detailed herein with input from management and their key committee advisors. The annual plan shall be reviewed and approved by the full Board of Directors.

     o Maintain minutes of meetings and report to the Board of Directors, as needed.

     o Discuss and address with either the independent auditors and/or the internal auditors any significant issues relative to overall Board responsibility that, in their judgement, have been communicated to management but have not been adequately resolved.

     o Establish hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and Nasdaq listing standards

     o Periodically perform a self-assessment of Audit Committee performance. Review, discuss and assess its own performance, as well as, the Committee's roles and responsibilities, seeking input from senior management, the Board of Directors and others, if needed.

                                 REVOCABLE PROXY

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 18, 2004

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at a Annual Meeting of Stockholders ("Meeting") to be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036 at 3:00 p.m. (local time) on May 18, 2004. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:



1.       The election as  directors of all nominees  listed below
         (except as marked to the contrary below)

                                                       FOR              VOTE
                                                                       WITHHELD
         Kathleen Walsh Carr
         George Cook                                  [  ]              [  ]
         Jeanne D. Hubbard
         Marshall T. Reynolds
         Patricia G. Shannon
         Robert L. Shell, Jr.
         Marianne Steiner
         Joseph L. Williams
         Bonita A. Wilson
         Douglas V. Reynolds


         INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.



                                                       FOR   AGAINST  ABSTAIN
2.       Ratification of McGladrey & Pullen, LLP
         as independent auditors for the year          [  ]   [  ]      [  ]
         ending December 31, 2004.



     The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 19, 2004.


Dated: _________________, 2004      [  ] Check Box if You Plan to Attend Meeting


-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
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